UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2010

CHURCHILL DOWNS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Kentucky	001-33998	61-0156015
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Central Avenue, Louisville, Kentucky 40208

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 636-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation of FD Disclosure.

Churchill Downs Incorporated (the “Company”) will hold its 2010 Annual Meeting of Shareholders on Thursday, June 17, 2010 (the “Annual Meeting”). A copy of the presentation that will be given by the Company’s Chief Executive Officer at the Annual Meeting is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

This information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit relating hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	2010 Annual Meeting of Shareholders Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED

June 17, 2010	By:	/s/ REBECCA C. REED
Rebecca C. Reed
Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	2010 Annual Meeting of Shareholders Presentation